-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                          -------------------------
                                  FORM 8-K

                               CURRENT REPORT
                                 PURSUANT TO
                           SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 9, 2000

                          -------------------------

                          GENOME THERAPEUTICS CORP.
           (Exact name of registrant as specified in its charter)

       MASSACHUSETTS               0-10824                      04-2297484

(State or other jurisdiction     (Commission                 (I.R.S. Employer
     of incorporation)           File Number)             Identification Number)

                              100 BEAVER STREET
                        WALTHAM, MASSACHUSETTS 02453

        (Address of principal executive offices, including zip code)


                               (781) 398-2300

             (Registrant's Telephone number including area code)
                          -------------------------

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                              PAGE 1 OF 4 PAGES.

Item 5.    OTHER EVENTS

     On June 7, 2000, Genome Therapeutics Corp. issued a press release announcing that the Company has secured rights to obtain worldwide exclusive access to certain patented Single Nucleotide Polymorphisms (SNPs) detection technology from Northeastern University. A copy of this press release is attached to this Current Report on Form 8-K as Exhibit 99.1.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       GENOME THERAPEUTICS CORP.

                                       By /s/ Philip V. Holberton
                                          ---------------------------
                                          Name:   Philip V. Holberton
                                          Title:  Chief Financial Officer

Date: June 9, 2000

                              EXHIBIT INDEX
                              -------------

99.1      Press Release dated June 7, 2000